UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

Flexion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36287	26-1388364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301 Burlington, Massachusetts		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 305-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.

On May 2, 2017, Flexion Therapeutics, Inc. (the “Company”) issued $201,250,000 principal amount of its 3.375% Convertible Senior Notes due 2024 (the “Notes”), including $26,250,000 aggregate principal amount of Notes issued pursuant to the exercise in full by the initial purchasers of the Notes (the “Initial Purchasers”) of their over-allotment option to purchase additional Notes. The Company estimates that the net proceeds from the offering of the Notes will be approximately $195.0 million after deducting the discount to the Initial Purchasers and estimated offering expenses payable by the Company. The Company intends to use the net proceeds for the commercialization and manufacture of Zilretta™ (also known as FX006), if approved, product pipeline development, as well as working capital and general corporate purposes. The Company may also use a portion of the net proceeds to in-license, acquire or invest in complementary businesses, technologies, products or assets.

Indenture and the Notes

The Notes were issued pursuant to an Indenture, dated as of May 2, 2017 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee. The Notes are general, unsecured obligations of the Company. The notes will bear interest at a rate of 3.375% per year, payable semiannually in arrears on May 1 and November 1 of each year, beginning on November 1, 2017. The Notes will mature on May 1, 2024, unless earlier redeemed, repurchased or converted in accordance with the terms of the Indenture. The Company may redeem, for cash, all or any portion of the Notes, at its option, on or after May 6, 2020 if the last reported sale price of its Common Stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which the Company provides notice of redemption, during any 30 consecutive day trading period ending on, and including the trading immediately preceding the date on which the Company provides notice of redemption, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The Indenture includes customary terms and covenants, including certain events of default after which the Notes may be due and payable immediately. The following events are considered “events of default,” which may result in acceleration of the maturity of the Notes:

1.	default in any payment of interest on any Note when due and payable and the default continues for a period of 30 days;

2.	default in the payment of principal of any Note when due and payable at its stated maturity, upon optional redemption, upon any required repurchase, upon declaration of acceleration or otherwise;

3.	the Company’s failure to comply with its obligation to convert the Notes in accordance with the Indenture upon exercise of a holder’s conversion right, and such failure continues for a period of five business days;

4.	the Company’s failure to provide notice of a “fundamental change”, “a make-whole fundamental change” or certain other specified corporate transactions, in each case when due;

5.	the Company’s failure to comply with its obligations under the Indenture with respect to consolidations, mergers or sales of assets;

6.	the Company’s failure for 60 days after written notice has been received by it from the trustee or by the Company and the trustee from the holders of at least 25% in principal amount of the Notes then outstanding to comply with any of the Company’s other agreements contained in the Notes or the Indenture;

7.	the default by the Company or any of its significant subsidiaries with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $15,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such subsidiary, and such default

a.	results in such indebtedness becoming or being declared due and payable or

b.	constitutes a failure to pay the principal or interest of any such indebtedness when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, if such default is not cured or waived, or such acceleration is not rescinded, within 30 days after notice to the Company by the trustee or to the Company and the trustee by holders of at least 25% in aggregate principal amount of the outstanding Notes;

8.	certain events of bankruptcy, insolvency, or reorganization of the Company or any of its significant subsidiaries; or

9.	a final judgment or judgments for the payment of $15,000,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Company or any of its significant subsidiaries, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

If specified bankruptcy, insolvency or reorganization-related events of default described in clause (8) above and further specified in the Indenture occur, the principal of, and accrued and unpaid interest on, all of the then-outstanding Notes will automatically become due and payable. If an event of default other than these bankruptcy, insolvency or reorganization-related events of default occurs and is continuing, the trustee by notice to the Company, or the holders of 25% or more in aggregate principal amount of the Notes then outstanding by notice to the Company and the trustee, may declare the principal of, and accrued and unpaid interest on, all of the then-outstanding Notes to be due and payable. Notwithstanding the foregoing, the Indenture provides that, to the extent the Company elects, the sole remedy for an event of default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture will, for the first 360 days after such event of default, consist exclusively of the right to receive additional interest on the Notes.

The Notes are convertible at an initial conversion rate of 37.3413 shares of Common Stock per $1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately $26.78 per share of Common Stock. The conversion rate will be subject to adjustment upon the occurrence of certain specified events but will not be adjusted for accrued and unpaid interest. Upon conversion, the Company will satisfy its conversion obligation by paying or delivering, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at its election. If the Company satisfies its conversion obligation solely in cash or through payment and delivery, as the case may be, of a combination of cash and shares of Common Stock, the amount of cash and shares of Common Stock, if any, due upon conversion will be based on a daily conversion value calculated on a proportionate basis for each trading day in a 40 trading day observation period (as defined in the Indenture).

Prior to the close of business on the business day immediately preceding February 1, 2024, holders of the Notes may convert all or a portion of their Notes, in multiples of $1,000 principal amount, only under the following circumstances:

•	during any calendar quarter commencing after the calendar quarter ending on June 30, 2017 (and only during such calendar quarter), if the last reported sale price of the Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

•	during the five business day period after any ten consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Common Stock and the conversion rate on each such trading day;

•	if the Company calls any or all of the Notes for redemption, at any time prior to the close of business on the business day immediately preceding the redemption date; and

•	upon the occurrence of specified corporate events.

On or after February 1, 2024, until the close of business on the business day immediately preceding the maturity date, holders may convert their Notes at any time, regardless of the foregoing circumstances.

Holders of the Notes who convert their Notes in connection with a “make-whole fundamental change” (as defined in the Indenture) or a notice of redemption are, under certain circumstances, entitled to an increase in the conversion rate. Additionally, in the event of a “fundamental change” (as defined in the Indenture), holders of the Notes may require the Company to repurchase all or a portion of their Notes at a price equal to 100% of the principal amount of Notes, plus any accrued and unpaid interest to, but excluding, the repurchase date.

A copy of the Indenture is attached hereto as Exhibit 4.1. The description of the Notes contained in this Current Report is qualified in its entirety by reference to the Indenture.

On April 25, 2017, the Company issued a press release announcing the proposed offering of the Notes. A copy of the press release is filed herewith as Exhibit 99.1.

On April 26, 2017, the Company issued a press release announcing the pricing of the offering of the Notes. A copy of the press release is filed herewith as Exhibit 99.2.

The Notes were sold to the Initial Purchasers in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and offered for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Neither the Notes nor any shares of Common Stock issuable upon conversion of the Notes have been or will be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above, which is incorporated by reference herein.

Item 8.01	Other Events.

In connection with the offering of the Notes, on April 24, 2017, the Company entered into a consent and amendment (the “Amendment”) to that certain credit and security agreement, dated as of August 4, 2015 (the “Credit Agreement”), by and among the Company, the lenders from time to time party thereto and MidCap Financial Trust, as administrative agent. The Amendment, among other things, provided the lenders’ consent to the issuance of the Notes and amended certain covenants in the Credit Agreement to reflect the issuance of the Notes and the Company’s obligations under the Indenture. The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 4.3.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, including statements related to the expected use of proceeds from the offering of the Notes. Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “intends,” “expects,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include risks and uncertainties associated with the application of the net proceeds from the offering of the Notes and changes in the Company’s business. The Company may continue to need additional funding and may be unable to raise capital when needed, which could force the Company to delay, reduce or eliminate its product development programs and/or commercialization efforts. These and other risk factors related to the Company and its business are discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 10, 2017. These forward-looking statements are based upon the Company’s current expectations. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based, other than as may be required under applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of May 2, 2017, by and between the Company and Wells Fargo Bank, National Association, as trustee.
4.2	Form of Note representing the Company’s 3.375% Convertible Senior Notes due 2024 (included as Exhibit A to the Indenture filed as Exhibit 4.1).
4.3	Consent and Second Amendment to Credit and Security Agreement, dated April 24, 2017, between the Company and MidCap Financial Trust, as administrative agent
99.1	Press release, dated April 25, 2017.
99.2	Press release, dated April 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flexion Therapeutics, Inc.

Dated: May 2, 2017	By:	/s/ Michael D. Clayman, M.D.
Michael D. Clayman, M.D. Chief Executive Officer

Exhibit Index

Exhibit Number	Description
4.1	Indenture, dated as of May 2, 2017, by and between the Company and Wells Fargo Bank, National Association, as trustee.
4.2	Form of Note representing the Company’s 3.375% Convertible Senior Notes due 2024 (included as Exhibit A to the Indenture filed as Exhibit 4.1).
4.3	Consent and Second Amendment to Credit and Security Agreement, dated April 24, 2017, between the Company and MidCap Financial Trust, as administrative agent
99.1	Press release, dated April 25, 2017.
99.2	Press release, dated April 26, 2017.